
Unlocking Value

Southwestern Energy Company

2003 Annual Shareholders Meeting

May 14, 2003

Forward-Looking Statements

This presentation includes certain statements that may be deemed to be "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than historical financial information, may be deemed to be forward-looking statements. Although the Company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, investors are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward-looking statements. Investors should carefully consider the risk factors and other information set forth in the Company's Form 10-K in connection with an investment in the shares of the Company's Common Stock. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein include, but are not limited to, the timing and extent of changes in commodity prices for gas and oil, the timing and extent of the Company's success in discovering, developing, producing, and estimating reserves, property acquisition or divestiture activities that may occur, the effects of weather and regulation on the Company's gas distribution segment, increased competition, legal and economic factors, governmental regulation, the financial impact of accounting regulations and critical accounting policies, changing market conditions, the comparative cost of alternative fuels, conditions in capital markets and changes in interest rates, availability of oil field services, drilling rigs, and other equipment, as well as other factors beyond the Company's control, and any other factors listed in the reports the Company has filed or may file with the SEC, which are incorporated by reference.

About Southwestern

- Focused on domestic production of natural gas.
  - 415.3 Bcfe of reserves; 90% natural gas; 10.4 R/P.
- Strategy built on organic growth through the drillbit.
  - Low-risk development balanced with high-potential exploration.
- Track record of adding significant reserves at low costs.
  - Over the past 4 years, we've averaged production growth of 7% per year, 197% reserve replacement, F&D cost of $1.07 per Mcfe.
- Strategy built on the Formula: $\frac{R^2}{A} \rightarrow V^{+}$

The *Right People* doing the *Right Things*, wisely investing the cash flow from the underlying *Assets* will create *Value +*.

The Year in Review - 2002

- Exploration & Production
  - Record production of 40.1 Bcfe compared to 39.8 Bcfe in 2001.
  - Added 83.7 Bcfe of new reserves, replacing 209% of production at a find and develop cost of $1.02 per Mcfe. *
  - Drilling and production performance at Overton exceeded expectations.
- Utility
  - Added over 3,300 new retail customers.
  - Set the stage for improved operating results by filing an $11.0 million rate increase in November, the first since 1996.
- First Quarter 2003
  - Follow-on equity offering completed in March 2003. Raised $103.3 million to accelerate development drilling at Overton Field and reduce debt.
  - Improved our debt-to-capital ratio to 44% at 3/31/03 from 66% at 12/31/02.

* Reserve data excludes reserve revisions.

Solid Track Record

For the Periods Ended December 31



Production (Bcfe)
32.9
35.7
39.8
40.1
1999 2000 2001 2002
Reserve Additions (Bcfe)
49.3
70.1
89.3
83.7
1999 2000 2001 2002
Reserve Replacement
150%
196%
224%
209%
1999 2000 2001 2002
F&D Cost ($/Mcfe)
$1.20
$0.99
$1.11
$1.02
1999 2000 2001 2002

Note: Reserve data excludes reserve revisions.

Areas of Operation

E&P Segment

- 2002 Reserves: 415.3 Bcfe
- 90% Natural Gas
- 2002 Production: 40.1 Bcfe (1)
- Reserve Life: 10.4 years

Arkoma
Reserves - 188.7 Bcf (45%)
Production - 19.8 Bcf (49%)

Utility Segment

- 140,000 customers in N. Arkansas
- Territory includes 6th fastest growing region in U.S.
- Filed rate case in November 2002



Gas Distribution
Ozark Pipeline

East Texas
Reserves - 111.0 Bcfe (27%)
Production - 5.9 Bcfe (15%)

Permian
Reserves - 57.1 Bcfe (14%)
Production - 6.9 Bcfe (17%) (1)

Gulf Coast
Reserves - 58.5 Bcfe (14%)
Production - 7.5 Bcfe (19%)

(1) Includes 2.0 Bcfe of production related to Mid-Continent properties sold during 2002.

Capital Investments



180
135
90
45
0
($ Millions)
$75.7
$92.5 (1)
$92.1
$158.6
2000
2001
2002
2003 Plan
Utility & Corporate
Property Acquisitions
Capitalized Expenses
Leasehold & Seismic
Development Drilling
Exploration Drilling



East Texas 54%
Arkoma 18%
Gulf Coast 13%
Permian 4%
Other E&P 6%
Utility 5%

(1) Net of $13.5 million reimbursement from Overton Field partnership.

Forward-Looking Statement

Overton Field - An Impact Project



TX
Overton Field
16,500 Acres
South
Overton
Farm-in Acreage
5,800 Acres
LEGEND
Existing Wells at Year-End 2002
Development Locations for 2003-2004

Overton Development Potential	Well Count	Approx. Spacing (Acres)	Reserve Potential (Net Bcfe)
Original Wells	16	640	22
2001 Development	15	400	36
2002 Development	18	250	53
2003 Proposed Development	**53**	**120***	**94***
2004 Proposed Development	**53**	**80***	**85***
TOTAL	**155**	**80***	**290**

* In higher potential areas.

Forward-Looking Statement

Current Overton Drilling Economics

Revenues	$4.00 per Mcfe
Production costs	$0.30 per Mcfe
Cash netback	$3.70 per Mcfe
F&D costs	$0.85 per Mcfe

Results:

Completed Well Cost	Pretax ROR	Pretax PVI
$1.5 MM(1)	35%(2)	1.9(2)

(1) Current completed well cost estimate.
(2) Assumes $4.00 per Mcf flat pricing and gross EUR of 2.2 Bcfe per well.

Forward-Looking Statement

Overton Field Gross Production



80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Potential Rate with Accelerated Drilling Program
Estimated Rate with 18 Well/Year Program

Overton Net Production

	Bcfe
2000	0.3
2001	2.3
2002	5.9
2003 Forecast (1)	10 - 13
2004 Forecast (1)	18 - 20

Total Wells

	Dec-01	Dec-02	Dec-03	Dec-04
18 Well Drilling Program	31	49	67	85
Accelerated Drilling Program (1)	31	49	102	155

(1) Assumes accelerated development of Overton with equity offering.

Forward-Looking Statement

Overton Field - Improved Drilling Results



Depth
(feet)
Drilling Days versus Depth
0
1000
2000
3000
4000
5000
6000
7000
8000
9000
10000
11000
12000
13000
0
5
10
15
20
25
30
35
40
45
50
55
60
Days
• Reduced drilling time by > 50%.
• Increased initial production by 200%.
• Gross EUR 2.2 Bcfe per well.
FINA Avg - 55 Days
2001 Avg - 35 Days
2002 Avg - 27 Days

Forward-Looking Statement

Arkoma Basin



Arkoma Basin
3-Year Avg Results
Reserve Replacement: 97%
LOE Cost (incl. Taxes) ($/Mcf): $0.30
F&D Cost ($/Mcf): $1.08
OK
AR
Fairway
Oklahoma
Arkansas
Haileyville
Success: 16/24
Net EUR: 9.3 Bcf
F&D/Mcf: $.82
Recent approval to develop field @ 80-acre spacing
Ranger Anticline
Success: 14/17
Net EUR: 15.6 Bcf
F&D/Mcf: $.85

Forward-Looking Statement

Gulf Coast Exploration

Gulf Coast	*3-Year Avg Results*
Reserve Replacement:	246%
LOE Cost (incl. Taxes) ($/Mcfe):	$0.65
F&D Cost ($/Mcfe):	$1.83



Horeb
Havilah
N. Grosbec
Gloria
Cheniere (2)
Crowne
Duck Lake
Malone
LEGEND
3D Seismic Acquired/Purchased in 2002
Existing 3D Seismic

Forward-Looking Statement

Outlook for 2003

- **Production Targets:**
  - 42 - 44 Bcfe in 2003 (estimated growth of 5% to 10%).
  - 50 - 55 Bcfe in 2004 (estimated growth of 20% to 25%).

	2002 Actual	2003 Guidance NYMEX Price Assumptions	
	$3.22 Gas [(1)] $25.27 Oil [(1)]	$4.25 Gas $24.50 Oil	$5.00 Gas $28.00 Oil
Earnings	$14 MM	$33 - 36 MM	$45 - 48 MM
EPS	$.55	$.95 - $1.05	$1.30 - $1.40
Operating Income	$47 MM	$76 - 79 MM	$95 - 98 MM
Cash Flow	$80 MM	$117 - 120 MM	$136 - 139 MM
EBITDA	$100 MM	$134 - 137 MM	$152 - 155 MM

Note: Per share estimates for 2003 assume 34.2 million weighted average diluted shares outstanding (includes 9.5 million shares issued in follow-on offering). Cash flow is before changes in working capital.

(1) The average realized prices for our gas and oil production, after the effect of commodity hedge losses and basis differentials, were $3.00 per Mcf and $21.02 per Bbl, respectively, in 2002.

Forward-Looking Statement

How Have We Been Doing?


PVI ($/$)
F&D ($/Mcfe)
Reserve
Replacement (%)
$2.50
$2.00
$1.50
$1.00
$0.50
250%
200%
150%
100%
50%
New Management
New E&P Team
New Strategy
1997
1998
1999
2000(1)
2001
2002
F&D Cost
Reserve Replacement
PVI

Note: All metrics calculated exclude reserve revisions.

(1) PVI metrics calculated using pricing in effect at year-end (except for 2000 which was calculated at $3.00 per Mcf natural gas price).

YTD 2003 Stock Performance



YTD Percent Return
40
30
20
10
0
-10
-20
-30
Meridian Res.
SWN
Patina
Chesapeake
Cimarex
Energen
3Tec
XTO
Tom Brown
Westport
Remington
Newfield
Cabot
Houston Expl.
Pioneer
Forest
SWN up 26.1%
at $14.44

The Road to V^+

- Invest in the Highest PVI Projects.
  - Accelerate Overton Development with Proceeds from Equity Offering (PVI = 1.9 @ $4.00 Gas Price).
- Maximize Cash Flow.
- Stay the Course with Our Balanced Strategy.
- Deliver the Numbers.
  - Production and Reserve Growth.
  - Add Value for Every Dollar Invested.
- Continue to Tell Our Story.